SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2004

                            Century Aluminum Company
             (Exact name of registrant as specified in its charter)

           Delaware                       0-27918               13-3070826
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                      Identification No.)

     2511 Garden Road
     Building A, Suite 200
     Monterey, California                                            93940
(Address of principal executive offices)                           (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      The following exhibits are furnished with this report on Form 8-K:

Exhibit Number        Description
--------------        -----------

     99.1             Earnings Release, dated April 26, 2004.

Item 12. Results of Operations and Financial Condition.

      On April 26, 2004, Century Aluminum Company (the "Company") issued an earnings release announcing its results of operations for the quarter ended March 31, 2004. A copy of the Company's earnings release is attached hereto as
Exhibit 99.1.

      The Company will hold a conference call at 1:00 p.m. EST on April 27, 2004, to discuss the earnings. The dial-in number within the United States is
(800) 288-9626 and the international dial-in number is (651) 224-7472.

      A playback number has been established for those unable to participate in the conference call. Playback begins at 8:00 p.m. EST on April 27, 2004, and ends at 11:59 p.m. EST on April 29, 2004. The playback number within the United States is (800) 475-6701, and the international playback number is (320) 365-3844. The access code is 727053. After April 29, 2004, interested parties will be able to access an archived transcript of the call that will be posted in the Investors section of the company's web site located at www.centuryaluminum.com. The transcript will remain available on the Company's website for six months.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CENTURY ALUMINUM COMPANY


Date: April 27, 2004           By:/s/ Gerald J. Kitchen
                                  ----------------------------------------------
                                   Name:  Gerald J. Kitchen
                                   Title: Executive Vice President, General
                                          Counsel, Chief Administrative Officer
                                          and Secretary


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

                                  EXHIBIT INDEX

Exhibit Number            Description
--------------            -----------

    99.1                  Earnings Release, dated April 26, 2004.


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